DELAWARE GROUP® EQUITY FUNDS II

Delaware Value® Fund
(the “Fund”)

Supplement to the Fund's Statement of Additional Information,
dated March 29, 2016, as amended and restated on May 2, 2016

The following paragraph is inserted at the beginning of the section entitled, “Purchasing Shares —General Information” in the Fund’s Statement of Additional Information:

Effective after the close of business on October 10, 2016, the Fund is closed to new investors.  Existing shareholders of the Fund; certain retirement plans and IRA transfers and rollovers from these plans; and certain advisory or fee based programs sponsored by and/or controlled by financial intermediaries where the financial intermediary has entered into an arrangement with the Fund's distributor or transfer agent (mutual fund wrap accounts) may continue to purchase shares.

Please keep this Supplement for future reference.

This Supplement is dated July 11, 2016.